ESCROW AGREEMENT

     ESCROW AGREEMENT dated October 15th, 1997, among AMERICAN TELETRONICS, INC., a Colorado corporation ("ATI"), and OXFORD CAPITAL CORP., a Nevada corporation ("Oxford"), and HANK VANDERKAM and ROBERT FORRESTER ("Escrow Agents").

     Pursuant to an agreement between Oxford and ATI (the "Purchase Agreement"), among others, and amended concurrently herewith, Oxford has acquired from ATI all of the outstanding stock of CREST OUTSOURCING, INC., a Nevada corporation ("Crest") in exchange solely for an aggregate of 100,000 Series A Convertible Preferred Shares (the "Preferred Shares"), a note in the principal amount of $250,000 (the "Note"), and a Warrant to purchase 250,000 shares of Oxford's Common Stock, par value $0.001 (the "Warrant"). This Escrow Agreement is being entered into pursuant to Section 4.01 of the Purchasing Agreement, as amended concurrently herewith, for the purpose of securing to Oxford the obligations of ATI under Section 4.01 of the Purchase Agreement and for the other purposes set forth herein.

     In consideration of the execution of the Purchase Agreement, as amended, the parties hereto agree as follows:

                                  I. Collateral

     1.01   Simultaneously  with  the  execution  and  delivery  of  the  Escrow
Agreement, ATI is delivering to the Escrow Agents a stock certificate or certificates registered in the name of the Escrow Agents representing ATI's beneficial interest in an aggregate of 100,000 Preferred Shares, the Note and the Warrant (the "Securities"). The Escrow Agents hereby acknowledge receipt of the Securities.

     1.02 As used herein, the term "Collateral" means (a) the Securities being delivered to the Escrow Agents as described in Section 1.01 hereof and (b) all distributions received by the Escrow Agent pursuant to Section 1.03 hereof.

     1.03 ATI hereby authorizes delivery directly to the Escrow Agents (and agree that it will deliver to the Escrow Agents if they shall first receive the same) to be held as Collateral hereunder, all dividends and other distributions on or with respect the Securities held as Collateral, including, without limitation, any Common Stock and warrants into which the Preferred Stock may be converted.

     1.04 While any Collateral is held in escrow hereunder, ATI will have the rights with respect thereto, except (a) the right of possession and (b) the right to receive any dividends or other distributions referred to in Section
1.03 hereof. Without limiting the generality of the foregoing, the Escrow Agents will vote the Shares held by it as Collateral hereunder in accordance with written instruction received by the Escrow Agents from Oxford, so long as Robert Cheney is Chief Executive Officer of Oxford, and, if Robert Cheney is not Chief Executive Officer of Oxford, in accordance with written instruction by the Escrow Agents from ATI, otherwise. In default of such instructions Escrow Agents may vote or omit to vote such Securities in their discretion. Proxy soliciting material received by the Escrow Agent as the record holder of Securities held as Collateral will be forwarded promptly to ATI.

                   II. Delivery of Collateral by Escrow Agents

     The Escrow Agents shall hold the Collateral in escrow until authorized hereunder to deliver the same or any portion thereof, as follows:

     2.01 Promptly after March 31, 1998, the Escrow Agents shall deliver to ATI, free and clear of any interest of Oxford therein, all Collateral then held by the Escrow Agents, other than Collateral then being held in respect of any Claim or Claims (as defined in the Indemnity Agreement executed concurrently herewith, (the "Indemnity Agreement") hereunder pursuant to Section 2.02 hereof or then deliverable to Oxford pursuant to Section 2.03 hereof.

     2.02 At any time within the period specified in Section 2.01 hereof, Oxford may give notice to the Escrow Agents that, pursuant to the Indemnity Agreement, Oxford is asserting against ATI a Claim. Such notice must be accompanied a written statement by the one asserting the Claim that contains a written demand for a specified amount. Such notice, together with the written assertion by a third party, shall constitute the assertion of such Claim by Oxford against the Collateral held in escrow hereunder. Upon receipt by the Escrow Agents of any such notice of a Claim, the Escrow Agents shall hold in escrow hereunder a portion of the Collateral that in Oxford's opinion will be sufficient to pay such Claim (but in no event shall such amount of any Claim asserted by Oxford exceed the amount asserted by the one making the Claim) and all other pending Claims hereunder (or shall hold in escrow hereunder the entire Collateral then in its possession if such notice has been so received for all pending Claims but in Oxford's opinion the Collateral then in the Escrow Agents's possession will not be sufficient to pay the full amount, as estimated by Oxford and supported by the written demand of third parties, of all such Claims) until there has been a Determination of all pending Claims in accordance with the provisions of
Section 3.01 hereof. Notice of a claim given to the Escrow Agents pursuant to this Section 2.02 shall briefly set forth the basis of the Claim and, if then determinable by Oxford, a reasonable estimate of the amount thereof supported by a written demand or pleading from the one making the Claim. If the estimated amount of a Claim is not set forth in the notice of Claim given to the Escrow Agents, Oxford will give a further notice to the Escrow Agents setting forth the amount of such Claim promptly after it is reasonably able to make such estimate and support such estimate be a written demand of a third party. Promptly after receipt thereof, the Escrow Agents shall send to ATI a copy of any notice received by the Escrow Agents pursuant to this Section 2.02.

         2.03 Promptly after the Determination of a Claim in accordance with the provisions of Section 3.01(a) hereof and promptly after receipt of notice of the Determination of a Claim in accordance with the provisions of Section 3.01(b) hereof (which notice shall be accompanied by a copy of any agreement, final arbitration award, or final court order, judgement or decree evidencing such Determination), the Escrow Agents shall deliver to Oxford, free and clear of any interests of ATI therein, Collateral having a value (determined in accordance with Section 3.02 hereof) equal to the amount, if any, of such Claim payable to Oxford pursuant to such Determination. If the value of the Collateral then held by the Escrow Agents is not greater than the amount, if any, of such Claim so payable, the Escrow Agents shall deliver to Oxford all of the Collateral then held by it, free and clear of any interest of the Sellers therein. Any cash paid pursuant to the Note and the Note, or portion thereof, shall be first delivered to Oxford; and if the Determination is in any amount less than the principal amount of the Note, then a new Note shall be issued in the principal amount left after subtracting the principal payments made thereon and the amount of the Determination. If the value of the Collateral then held by the Escrow Agents is not greater than the amount, if any, of such Claim so payable, the Escrow Agent shall deliver to ATI all of the Collateral then held by it, free and clear of any interest of Oxford therein.


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
              III. Determination of Claims; Valuation of Collateral

     3.01 The  Determination of a Claim asserted  hereunder  pursuant to Section
2.02 hereof shall be made as follows:

          3.01(a) The Claim shall be deemed to have resulted in a Determination in favor of Oxford, and to have resulted in a liability of ATI to Oxford in an amount equal to the amount of such Claim estimated by Oxford pursuant to
     Section 2.02 hereof, on the 30th day after Oxford gives the Escrow Agents notice of the estimated amount of such Claim pursuant to section 2.02 hereof, unless prior thereto the Escrow Agents have received notice from ATI that ATI disputes the Claim. Promptly after receipt of any notice from ATI disputing any Claim, the Escrow Agents shall sent Oxford a copy of such notice.

          3.01(b) If a Claim asserted hereunder is disputed by ATI in the manner provided in Section 3.01(a) hereof, the Determination of such Claim in accordance with the provisions for the settlement of disputes contained in
     Section 4.01 hereof and shall be evidenced by the documentation referred to in such Section.

     3.02 Collateral being delivered pursuant to Section 2.03 hereof in respect of a Claim shall be valued on the basis of current market value at the date of delivery. If the Collateral being delivered consists in while or in part of Common Stock, the per share current market value of such shares shall be deemed to be the average of the closing sale prices for the Shares for the last three days during which they are traded immediately preceding the third trading day prior to the date of delivery. The closing price for each day shall be the last reported sales price on the principal national securities exchange, the bid quotation of the Nasdaq market, or if not such quotations are available, the highest bid price in the over-the-counter market as furnished by the National Quotation Bureau Incorporated. The current market value at the date of delivery of any other Collateral shall be determined by the Escrow Agents in good faith, which determination shall be conclusive and binding on the parties.

                           IV. Settlement of Disputes

     4.01 Any dispute that may arise under this Escrow Agreement with respect to
(a) any Claim asserted by Oxford pursuant to Section 2.02 hereof; (b) the delivery, ownership, or right to possession of the Collateral or any portion thereof; (c) the facts upon which the Escrow Agents's determinations are based;
(d) the duties of the Escrow Agent hereunder; and (e) any other questions arising under his Escrow Agreement shall be settled by mutual agreement of the parties to such dispute evidenced by appropriate instructions in writing to the Escrow Agent signed by all of the parties to such dispute or by a binding and final arbitration award or by a final judgment, order, or decree of a court of competent jurisdiction in the United States of American (the time for appeal therefrom having expired and no appeal having been perfected). The Escrow Agents shall be under no duty to institute or defend any such proceedings and none of the costs and expenses of any such proceedings shall be borne by the Escrow Agents. Prior to the settlement of any dispute as provided in this Section 4.01, the Escrow Agents are authorized and directed to retain in its possession, without any liability to anyone, the portion of the Collateral that is the subject of or involved in the dispute.


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
                         V. Concerning the Escrow Agents

     5.01 The Escrow Agents shall be each entitled to a fee of $5,000 per annum for their services hereunder, and upon request (which shall not be made more than once during any three month period commencing on the date hereof) and submission to Oxford and ATI of a reasonably detailed itemized statement thereof, shall be reimbursed for all reasonable expenses, disbursements, and advances (including reasonable attorneys' fees and expenses) incurred or made by them in performance of their duties hereunder. One-half of such fee disbursements, expenses, and advances shall be paid by Oxford and one-half shall be paid by ATI.

     5.02 The Escrow Agents may resign and be discharged from their duties hereunder at any time by giving notice of such resignation to Oxford and ATI specifying a date (not less than 30 days after the giving of such notice) when such resignation shall take effect. Promptly after such notice, a successor escrow agent shall be appointed. If Hank Vanderkam resigns or his successor, then the successor shall be appointed by Oxford. If Robert Forrester resigns or his successor, then the successor shall be appointed by ATI. Such successor escrow agent shall become one of the Escrow agents hereunder upon the resignation date specified in such notice. If Oxford or ATI are unable to agree upon a successor escrow agent within 30 days after such notice, the resigning Escrow Agent shall be entitled to appoint his successor. The Escrow Agent shall continue to serve until his successor accepts the escrow and receives the Collateral. Oxford and ATI may agree at any time to substitute a new escrow agent by giving notice thereof to the Escrow Agent, or, either of them, then acting.

     5.03 The Escrow Agents undertake to perform only such duties as are specifically set forth herein. The Escrow Agents, acting or refraining from acting in good faith, shall not be liable for any mistake of the fact or error of judgment by them or for any acts or omissions by them of any kind, unless caused by willful misconduct or gross negligence, and shall be entitled to rely, and shall be protected in doing so, upon (a) any written notice, instrument, or signature believed by them to be genuine and to have been signed or presented by the proper party or parties duly authorized to do so and (b) the advice of counsel (which may be of the Escrow Agents's or Agent's own choosing). The Escrow Agents shall have no responsibility for the contents of any writing submitted to them hereunder and shall be entitled in good faith to rely without any liability upon the contents thereof.

     5.04 Each party hereto agrees to indemnify the Escrow Agents and hold each and of them and harmless against any and all liabilities incurred by each hereunder as a consequence of such party's action, and the parties further agree jointly to indemnify the Escrow Agents and each of them harmless against any and all liabilities incurred by either hereunder that are not a consequence of each's respective action, except in either case for liabilities incurred by an Escrow Agent resulting from his own willful misconduct or gross negligence.

                                VI. Miscellaneous

     6.01 This Escrow Agreement will be binding upon, inure to the benefit of, and be enforceable by the respective heirs, beneficiaries, representatives, successors, and assigns of the parties hereto.

     6.02 This Escrow Agreement contains the entire understanding of the parties with respect to its subject matter, and may be amended only by a written instrument duly executed by all the parties hereto.


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
     6.03 All notices, claims, requests, demands, and other communications hereunder ("notices") shall be in writing and shall be given as follows:

     If to Oxford:

          Oxford Capital Corporation
          Attn:  Robert Cheney, President
          4245 N. Central Expressway, Suite 300
          Dallas, Texas  75205
          Telecopier:  (214) 520-1881

     If to ATI:

          American Teletronics, Inc.
          Attn:  Dal McKinney, President
          15400 Knoll Trail, Suite 200
          Dallas, Texas  75248
          Telecopier:  (972) 233-6754

     If to Hank Vanderkam:

          Vanderkam & Sanders
          440 Louisiana, Suite 475
          Houston, Texas
          Telecopier:  (713) 547-8910

     If to Robert Forrester:

          Robert A. Forrester, Esq.
          1215 Executive Drive West, Suite 102
          Richardson, Texas  75081
          Telecopier:  (972) 480-8406

     or to such other address as the person to whom notice is to be given may have previously furnished to the others in the above-referenced matter.

     A notice given in accordance with the preceding sentence shall be deemed to have been duly given upon receipt or (if receipt is not expressly required by the terms hereof) upon mailing by registered or certified mail, postage prepaid, return receipt requested.


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
     6.04 This Escrow Agreement shall be governed by and construed and enforced in accordance with, the laws of the State of Texas, without regard to its conflict-of-laws rules.

     6.05 This Escrow Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


     6.06 This Escrow Agreement shall remain in full force and effect until the Escrow Agents have delivered all the Collateral in their possession in accordance with the terms hereof.

     6.07 Article headings contained herein are for reference purposes only and shall not in any was affect the meaning or interpretation of this Escrow Agreement.

     IN WITNESS WHEREOF, this Escrow Agreement has been duly executed and delivered by the duly authorized officers of ATI, Oxford, and the Escrow Agents, as of the date first above written.


                                        OXFORD CAPITAL CORPORATION

                                         /s/ Robert Cheney
                                         ---------------------------------------
                                             Robert Cheney, President



                                        AMERICAN TELETRONICS, INC.

                                        /s/  Harry K. Myers, Jr.
                                        ----------------------------------------
                                             Harry K. Myers, Jr., Chairman



                                        HANK VANDERKAM


                                        ----------------------------------------



                                        ROBERT FORRESTER


                                        /s/ Robert Forrester
                                        ----------------------------------------
                                            Robert Forrester


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